# BLUE WATER PETROLEUM CORP.

## STO: SLUDGE TO OIL TECHNOLOGY

CREATING VALUE BY ELIMINATING HAZARDOUS WASTE
AND UPGRADING CRUDE OIL

**OTCBB: BWPC**
**JUNE 2015**

# EXECUTIVE SUMMARY

- **BLUE WATER PETROLEUM CORP.**
  6025 South Quebec
  Suite 100
  Centennial, CO 80111
  United States
  Phone: 303-930-2218
  Website: www.bwpet.com

**KEY STATISTICS**

| | |
|---|---|
| Ticker Symbol: | BWPC |
| Share Price: $0.07 | (as of 6/23/15) |
| 52 Week High/Low: | 0.95/0.07 |
| Common Shares: | 100,000,000 |
| Float:(on 6/23/15) | 51,155,000 |
| Average Daily Vol. | 7,088 |

- Blue Water Petroleum (BWPC) is focused on creating value with microwave treatment techniques that converts waste petroleum sludge into saleable oil, and upgrading low quality crude oil by increasing API gravity while reducing contaminants. BWPC also focuses on the acquisition, exploration, and development of oil and natural gas properties in the United States. The company was founded in 2009 and is based in Centennial, Colorado.

- On June 11, 2015, BWPC agreed to form a JV company with Viscos Energy Partners (VEP), a leading European microwave manufacturer, who will transfer microwave patents and licenses to BWPC for converting oil sludge into saleable oil while reducing environmental liabilities for producers. The new JV company will be called **STO (Sludge-To-Oil)** and will be owned 50-50 by BWPC and VEP. The agreement will cover operations in the USA. VEP will provide technology, training, operational support and future technologies while BWPC will provide initial funding and operational infrastructure. BWPC will recover all investment by collecting 90% of income until repaid, then share income on a 50-50 basis with VEP.

# MICROWAVE TECHNOLOGY

## SLUDGE TREATMENT:

A microwave emitter is inserted into a sludge tank through the thief hatch. The frequency and wavelength are set to heat, liquefy and emulsify the sludge. This treatment will blend the contents of the sludge tank, lower viscosity, and allow for the sludge to be pumped to a separate treatment tank. In the treatment tank microwaves are again applied with different frequency and wavelength settings to allow for demulsification and separation of the sludge components. The oil, water, and solids are then pumped away separately. The microwave system can treat tanks from 100 to 1,000 BBLS in size, and processes 100 BBLS/hour. The system is easily scalable to treat greater quantities of sludge or crude oil.

## UPGRADING TREATMENT

A microwave emitter is lowered into a production tank of low-grade or “heavy” oil. The microwaves are applied to vibrate the oil molecules in a “cold” process. Heavy oil has longer molecular chains than finer oils with short molecular chains. The vibrating microwaves cause the long chains to break down into shorter, lighter chains that substantially increase the API gravity and value of the oil. The vibrating microwaves also cause the contaminants (asphaltines, paraffins, sulphur, salts, heavy metals, coke) to separate from the crude and drop to the bottom of the tank. The result is a crude with higher API gravity, lower viscosity, fewer contaminants, and a significantly higher value.

# TREATMENT RESULTS

Any grade of crude oil can be upgraded using STO microwaves. Typically, the lower the grade of oil the more dramatic the results. Results vary based on the nature of the crude treated, and below are results of a recent batch treatments conducted at a refinery in Europe by VEP.

**Example # 1**

| | VALUES BEFORE TREATMENT | VALUES AFTER TREATMENT |
|---|---|---|
| API Gravity | 12 | 25-30 |
| Viscosity | >8,000 centistokes | 170-150 centistokes |
| Sulphur | 3 % | 0.5 % |
| Hydrogen | 9 % | 8 % |
| Oxygen | 2 % | 2 % |
| Nitrogen | 2 % | 1.5 % |
| Impurities | 5 % | 0 % ( coke, metals, salt) |
| Chemistry | 79 % long chain "heavy" oil | 88 % short chain "sweet" oil |

**Example # 2**

| | | |
|---|---|---|
| API Gravity | 7.1 | 16.3 – 19.3 |
| Viscosity | >10,000 centistokes | 190 – 160 centistokes |

# MICROWAVE FIELD EQUIPMENT


1 = Caterpillar Diesel Generator, 200kW
2 = Switch Rail Power Station
3 = Crane, good for up to 2000 lbs.
4 = Control Cabin, Air-Conditioned
5 = Microwave Head with Em. Antenna
6 = Power and Cooling Cable
7 = Thief Hatch
8 = Pressure Res. Dem. Antenna
9 = Pressure Stainless Steel Tank, 100psi
10 = Nitrogen and Hydrogen
7
6
5
3
1
4
2
8
6
5
3
9
1
4
2
10

# MARKET OPPORTUNITY

**SLUDGE TREATMENT:**

It is estimated that over 2 MMBO of crude oil sludge is generated every year, and that existing sludge in tanks could be between 10-20 MMBO (EPA estimate). These amounts represent expensive liabilities for producers, and leaking tanks pose a great environmental risk. Current methods of removing sludge involve use of a hot oiler to liquefy the sludge and disposal at a cost of $35-40/BBL in a permitted disposal well. Another method is blending sludge with soil for degradation by sunlight at permitted soil remediation farms, but extracting the sludge from tanks remains problematic. A 1,000 barrel tank of sludge can easily represent a $100,000 liability. Sludge treatment with microwaves can yield in excess of 50% saleable crude oil worth $50,000 from the same 1,000 barrels of sludge.

**UPGRADING OF LOW GRAVITY CRUDE TREATMENT:**

WTI crude is currently selling near $60/barrel with heavy grade sour crudes selling just above $40/barrel. By microwaving and upgrading crude oil by only 10 API gravity points, producers could potentially earn an extra $10/barrel enhancing their bottom line by 25%. Approximately 4 MMBO of 'heavy' grade crude is produced in the USA daily.

- http://www.epa.gov/osw/nonhaz/industrial/special/oil/tb.pdf
- http://www.afpm.org/uploadedFiles/Refining-US-Capacity.pdf

# REVENUE MODELS

**SLUDGE TREATMENT:** Oil sludge can be treated and removed with no service cost to oil producers. Treated sludge volume will typically result in a minimum 50% saleable oil that becomes the property of STO. The producer remains responsible for disposal of the water and solids separated from the sludge. The microwave unit can typically process 50 BBLS/HOUR, and potentially 800 BBLS/DAY, based on a 16 hour day.

Daily Income Potential: 400 BBLS x $40/BBL = $16,000/day

**FEE BASED CRUDE UPGRADING TREATMENT:** Heavy grade crude oil will be treated at the producers location, in the producers tanks. The microwave unit can treat 100 BBLS/HOUR on a 24/7 basis. STO will charge 49 % of the increased value of the crude. Using an estimated increase in value of $10/BBL, STO would earn approximately $5/BBL.

Daily Income Potential: 2,200 BBLS x $5 = $11,000/day

**LICENSE AGREEMENTS:** License agreements to regional oil servicers with fixed fee per use.

**ASSET PURCHASES:** Acquire wells with high response rate to microwave treatment. Keep 100% of increased crude value.

**JOINT VENTURE AGREEMENTS WITH OIL PURCHASERS:** Establish high volume upgrading facilities at tank farms and refineries on a profit-sharing basis.

# BUSINESS STRATEGY

**1ST PHASE : JUNE – DECEMBER 2015 INVESTMENT $500,000**

- Build and deploy first microwave mobile field unit in Gillette, WY. Potential clients with thousands of barrels of crude oil sludge have already been identified as the area is known for its production of heavy asphaltine crude . Open field office, training of field personnel, and prove microwave technology's ability to remediate oil sludge.

**2nd PHASE : JANUARY – JUNE 2016 INVESTMENT: $1,500,000**

- Build 2nd and 3rd mobile units for deployment in Wyoming, North Dakota and Montana oilfields. Target larger long-term contracts with producers of heavy paraffin and asphaltine crudes and oil buyers with tank farms. Offer sludge remediation services to EPA Region 8 in Denver, CO.

**3rd PHASE : JUNE 2016 – DECEMBER 2016**

- Begin generating revenues from licensing agreements with oilfield services operators in California, Oklahoma, Utah, Texas and Louisiana. Also generate revenues by seeking JV agreements with oil producers to treat their production. Licensing and JV partners will lease or purchase microwave equipment

**REVENUE ESTIMATES**

YEAR 1: One Unit Operating: $150,000/month $1,800,000/year

YEAR 2: Three Units Operating: $450,000/month $5,400,000/year

# STO – SLUDGE TO OIL OVERVIEW

BWPC HAS AGREEMENT WITH VEP TO OBTAIN UNIQUE MICROWAVE PATENTS AND LICENSES TO REMEDIATE OIL SLUDGE AND FOR UPGRADING HEAVY OIL IN THE USA .

MICROWAVES CAN LIQUEFY AND REMOVE OIL SLUDGE FROM TANKS. MICROWAVES CAN INCREASE API GRAVITY OF HEAVY CRUDE BY 10 API POINTS OR MORE.

BWPC TO FORM A JV COMPANY CALLED "STO" TO OPERATE MICROWAVE UNITS. BWPC AND VEP TO BE 50-50 PARTNERS IN STO.

BWPC OBLIGATED TO INITIALLY FUND "STO" WITH $1-2 MILLION. BWPC TO RECEIVE 90% OF STO'S INCOME UNTIL INVESTMENT REPAID THEN REVERT TO 50-50.

STO WILL INITIALLY FOCUS ON OIL SLUDGE REMEDIATION AND THEN EXPAND INTO CRUDE OIL UPGRADING, LICENSING AGREEMENTS , JV AGREEMENTS WITH OIL BUYERS AND ACQUISITION OF PRODUCTION.

STO WILL CONTINUE TO UPGRADE AND INNOVATE.



# FORWARD LOOKING STATEMENTS

This document contains certain statements that constitute forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Examples of such statements include, but are not limited to, statements regarding the design, scope, initiation, conduct and results of our research and development programs; our plans and objectives for future operations; and the potential benefits of our drug candidates and research technologies. In some cases, forward-looking statements can be identified by the use of terminology such as "may," "will," "expects," "plans," "anticipates," "estimates," "potential" or "continue" or the negative thereof or other comparable terminology. These statements involve a number of risks and uncertainties that could cause actual results and the timing of events to differ materially from those anticipated by these forward-looking statements. These risks and uncertainties include a variety of factors, some of which are beyond our control. All forward-looking statements and reasons why actual results may differ are based on information available to us when initially made, and we assume no obligation to update these forward-looking statements or reasons why actual results might differ. Please refer to our SEC filings, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, for a more detailed description of the risk factors that may affect our results. Copies of these documents may be obtained from the SEC at www.sec.gov .

Contact Information:

Blue Water Petroleum Corp.
6025 S. Quebec Street, Suite 100
Centennial, CO 80111
Tel: 303-930-2218
Email: thynes@bwpet.com

CEO: Mr. Thomas Hynes